SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 16, 2001

(Date of earliest event reported)

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16617	77-0016691

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 544-7000

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 9. Regulation FD Disclosure.

     On October 22, 2001, Altera Corporation announced that the United States District Court for the Northern District of California ruled on October 16, 2001 that “using the bitstream [from Altera’s MAX+PLUS® II software] to program a Clear Logic device violates Altera’s software license.” The ruling is part of ongoing litigation brought by Altera against Clear Logic alleging that Clear Logic has unlawfully interfered with Altera’s customer relations and unlawfully appropriated Altera’s registered mask work technology. For more information, please see the press release attached as Exhibit 99.1 and the order of the United Stated District Court attached as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated October 22, 2001.

99.2	Order of United States District Court for the Northern District of California, San Jose Division.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

By:	/s/ Nathan Sarkisian

Nathan Sarkisian, Senior Vice President and Chief Financial Officer

Date: October 22, 2001

3

EXHIBIT INDEX

99.1	Press Release dated October 22, 2001.

99.2	Order of United States District Court for the Northern District of California, San Jose Division.

4